UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 16, 2009

(Date of Earliest Event Reported:  March 16, 2009)

 RADNET, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item  8.01.  Other Events

On March 16, 2009, we issued a press release announcing our financial results for our year ended December 31, 2008 and we held a conference call to discuss the annual results.  The information contained in the press release is attached hereto as Exhibit 99.1 and the text of the conference call and series of questions posed to the Registrant by certain of its investors and other members of the investment community, and the Registrant’s responses thereto is attached hereto as Exhibit 99.2.

Item  9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 16, 2009

99.2	Discussion, Questions and Answers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2009	RADNET, INC.

By: /s/ Howard G. Berger, M.D.
Howard G. Berger, M.D. President and Chief Executive Officer

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EXHIBIT INDEX

99.1          Press Release
99.2          Discussion, Questions and Answers

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